                                                                   EXHIBIT 10.18


                               PURCHASE AGREEMENT


         This Purchase Agreement ("AGREEMENT"), is made and entered into as of the 16th day of August, 2001 ("EFFECTIVE DATE"), by and between John Hancock Life Insurance Company (f/k/a John Hancock Mutual Life Insurance Company), Investors Partner Life Insurance Company (f/k/a John Hancock Life Insurance Company of America) (collectively, the "SELLER"), and Pier 1 Funding, L.L.C., a Delaware limited liability company ("PURCHASER").

         WHEREAS:

         A. Pursuant to the Pooling and Servicing Agreement, dated as of February 12, 1997 ("POOLING AND SERVICING AGREEMENT"), by and among Purchaser, as Transferor, Pier 1 Imports (U.S.), Inc., a Delaware corporation, as Servicer, and Wells Fargo Bank Minnesota, National Association (successor to The Chase Manhattan Bank, successor to Chase Bank of Texas, N.A., successor to Texas Commerce Bank National Association) ("TRUSTEE"), as supplemented by the Series 1997-1 Supplement, dated as of February 12, 1997 ("SUPPLEMENT"), by and among Purchaser, as Transferor, Servicer and Trustee, Purchaser has the right to purchase all or any of the Class A Asset-Backed Certificates, Series 1997-1 ("CLASS A CERTIFICATES").

         B. The Purchaser desires to purchase, and the Seller desires to sell all of the Class A Certificates owned by Seller.

         NOW THEREFORE this Agreement witnesses that for good and valuable consideration, the receipt and sufficiency of which is acknowledged by the parties hereto, the parties agree as follows:


1. SALE AND PURCHASE. Purchaser hereby agrees to purchase and Seller hereby agrees to sell on the Closing Date all of the Class A Certificates owned by Seller at a price equal to the Purchase (as defined below), and Seller hereby agrees to present, convey and surrender all of its Class A Certificates to Purchaser, on and subject to the terms and conditions as set forth in the Pooling and Servicing Agreement, the Supplement and this Agreement.

         (a) PURCHASE PRICE. The purchase price ("PURCHASE PRICE") to be paid for the Class A Certificates will be calculated in a manner intended to result in a price on September 4, 2001 ("CLOSING DATE"), which provides the Seller with a yield equivalent to the yield which the Seller would have realized had the Seller not sold the Class A Certificates. The Purchase Price payable to the Seller will equal the sum of the principal, accrued interest and premium, at the reinvestment rate, and shall be illustrated in a format similar to EXHIBIT "A". The reinvestment rate for this calculation will be the interpolated yield for the then remaining average life of the Class A Certificates ("Remaining Life"), determined by interpolating linearly between (I) the actively traded U.S. Treasury security with the constant maturity closest to and greater than the Remaining Life and (ii) the actively traded U.S. Treasury security with the constant maturity closest to and less than the Remaining Life, as displayed on the Bloomberg Page PX1 ("MONITOR") for the close of business on August 27, 2001. See EXHIBIT "B" for an example of this Monitor.

3. DELIVERY.

(a) Delivery of and payment for the Class A Certificates shall be made at the office of the Trustee, at 11:00 a.m., Central Standard time, on the Closing Date, or at such other place and time as shall be agreed upon by Purchaser and Seller.

(b) On the Closing Date, payment shall be made to Seller in same-day funds by wire transfer to such account or accounts as Seller shall specify prior to the Closing Date or by such other means as the parties hereto agree prior to the Closing Date.

(c) Upon presentation, surrender and delivery by the Seller of all Class A Certificates owned by Seller, the Trustee will retire the Class A Certificates.


4. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

5. LEGAL FEES. seller and Purchaser shall each pay their respective attorney's fees.

6. ENTIRE AGREEMENT. This Agreement (including all exhibits hereto) contains the entire agreement between Seller and Purchaser, and no oral statements or prior written matter not specifically incorporated herein shall be of any force and effect.

7. SEVERABILITY. In case any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

8. HEADINGS. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of this Agreement.

9. TERMS. unless otherwise defined, capitalized terms used herein shall have the meanings assigned to them in the Pooling and Servicing Agreement and Supplement.

10. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original but all of such counterparts shall together constitute one and the same instrument.


                           [SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, this Agreement is executed as of the Effective Date.


         SELLER:                  JOHN HANCOCK LIFE
                                  INSURANCE COMPANY

                                  By: /s/ MARGARET STAPLETON
                                      ------------------------------------------
                                      Margaret Stapleton
                                      Vice President


                                  INVESTORS PARTNER LIFE
                                  INSURANCE COMPANY

                                  By: /s/ MARGARET STAPLETON
                                      ------------------------------------------
                                      Margaret Stapleton
                                      Vice President


         PURCHASER:               PIER 1 FUNDING, L.L.C., a Delaware
                                  limited liability company

                                  By:    PIER 1 IMPORTS (U.S.), INC.,
                                         a Delaware corporation, its sole member

                                         By: /s/ CHARLES H. TURNER
                                            ------------------------------------
                                            Charles H. Turner
                                            Senior Vice President and
                                            Chief Financial Officer

                              REPURCHASE AGREEMENT


         This Repurchase Agreement ("AGREEMENT"), is made and entered into as of the 20th day of August, 2001 ("EFFECTIVE DATE"), by and between Banco di Napoli ("SELLER"), and Pier 1 Funding, L.L.C., a Delaware limited liability company ("PURCHASER").


1. SALE AND PURCHASE. Pursuant to the Pooling and Servicing Agreement, dated as of February 12, 1997 ("POOLING AND SERVICING AGREEMENT"), by and among Purchaser, as Transferor, Pier 1 Imports (U.S.), Inc., a Delaware corporation, as Servicer, and Wells Fargo Bank Minnesota, National Association (successor to The Chase Manhattan Bank, successor to Chase Bank of Texas, N.A., successor to Texas Commerce Bank National Association) ("TRUSTEE"), as supplemented by the Series 1997-1 Supplement, dated as of February 12, 1997 ("SUPPLEMENT"), by and among Purchaser, as Transferor, Servicer and Trustee, Purchaser hereby exercises its option to repurchase all of the Class A Asset-Backed Certificates, Series 1997-1 ("CLASS A CERTIFICATES"), as created by the Supplement and issued pursuant to the Pooling and Servicing Agreement, owned by Seller, which is one of the Investor Certificateholders of such Class A Certificates, and Seller hereby agrees to present, sell, convey and surrender all of its Class A Certificates to Purchaser, on and subject to the terms and conditions as set forth in the Pooling and Servicing Agreement, the Supplement and this Agreement.

2. PURCHASE PRICE AND CONSIDERATION.

         (b) The purchase price ("PURCHASE PRICE") to be paid for the Class A Certificates will be calculated in a manner intended to result in a price on September 4, 2001, which provides the Seller with a yield equivalent to the yield which the Seller would have realized had the Seller not sold the Class A Certificates. The Purchase Price payable to the Seller will equal the sum of the principal, accrued interest and premium, as determined in a format similar to EXHIBIT "A". The benchmark reinvestment rate for this calculation will be the closing yield on the 6 1/4 % United States Treasury Note maturing on February 28, 2002, as displayed on the Bloomberg Government Yield Monitor ("MONITOR") for the close of business on August 27, 2001. See EXHIBIT "B" for an example of this Monitor.

         (c) Contemporaneously with the execution of this Agreement, Purchaser hereby delivers to Seller a check in the amount of Ten Dollars and No/100 ($10.00) ("CONSIDERATION"), which amount the parties bargained for and agreed to as consideration for Seller's execution, delivery and performance of this Agreement. This Consideration is in addition to and independent of any other consideration or payment provided in this Agreement.

4. DELIVERY.

(d) Delivery of and payment for the Class A Certificates shall be made at the office of the Trustee, at 11:00 a.m., Central Standard time, on the 4th day of September, 2001, or at such other place and time as shall be agreed upon by Purchaser and Seller ("FINAL PAYMENT DATE").

(e) On the Final Payment Date, payment shall be made to Seller in same-day funds by wire transfer to such account or accounts as Seller shall specify prior to the Final Payment Date or by such other means as the parties hereto agree prior to the Final Payment Date.

(f) Upon presentation, surrender and delivery by the Seller of all Class A Certificates owned by Seller, the Trustee will retire the Class A Certificates.

4. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

5. LEGAL FEES. seller and Purchaser shall each pay their respective attorney's fees.

6. ENTIRE AGREEMENT. This Agreement (including all exhibits hereto) contains the entire agreement between Seller and Purchaser, and no oral statements or prior written matter not specifically incorporated herein shall be of any force and effect.

7. SEVERABILITY. In case any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

8. HEADINGS. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of this Agreement.

9. TERMS. unless otherwise defined, capitalized terms used herein shall have the meanings assigned to them in the Pooling and Servicing Agreement and Supplement.

11. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original but all of such counterparts shall together constitute one and the same instrument.


                           [SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, this Agreement is executed as of the Effective Date.


         SELLER:                  BANCO DI NAPOLI

                                  By: /s/ FRANCESCO DIMARIO
                                     -------------------------------------------
                                     Francesco DiMario
                                     First Vice President



                                  By: /s/ ALEX GAJANO
                                     -------------------------------------------
                                     Alex Gajano
                                     First Vice President


         PURCHASER:               PIER 1 FUNDING, L.L.C., a Delaware
                                  limited liability company

                                  By:    PIER 1 IMPORTS (U.S.), INC.,
                                         a Delaware corporation, its sole member

                                         By: /s/ CHARLES H. TURNER
                                            ------------------------------------
                                            Charles H. Turner
                                            Senior Vice President and
                                            Chief Financial Officer

                              REPURCHASE AGREEMENT


         This Repurchase Agreement (this "AGREEMENT"), is made and entered into as of the 20th day of August, 2001 (the "EFFECTIVE DATE"), by and between ALLSTATE INSURANCE COMPANY and ALLSTATE LIFE INSURANCE COMPANY (collectively, the "SELLER"), and PIER 1 FUNDING, L.L.C., a Delaware limited liability company (the "PURCHASER").

                                   WITNESSETH:

         WHEREAS, pursuant to the Pooling and Servicing Agreement, dated as of February 12, 1997 (the "POOLING AND SERVICING AGREEMENT"), by and among Purchaser, as Transferor, Pier 1 Imports (U.S.), Inc., a Delaware corporation, as Servicer, and Wells Fargo Bank Minnesota, National Association (successor to The Chase Manhattan Bank, successor by merger to Chase Bank of Texas, N.A., f/k/a Texas Commerce Bank National Association) (the "TRUSTEE"), as supplemented by the Series 1997-1 Supplement, dated as of February 12, 1997 (the "SUPPLEMENT"), by and among Purchaser, as Transferor, Servicer and Trustee, Purchaser has the right to repurchase all or any of the Class A Asset-Backed Certificates, Series 1997-1 (the "CLASS A CERTIFICATES");

         WHEREAS, the Purchaser desires to repurchase, and the Seller desires to sell all of the Class A Certificates owned by Seller;

         NOW THEREFORE this Agreement witnesses that for good and valuable consideration, the receipt and sufficiency of which is acknowledged by the parties hereto, the parties agree as follows:


         1. DEFINED TERMS. unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned to them in the Pooling and Servicing Agreement and Supplement.

                  "BUSINESS DAY" shall mean any day other than (i) a Saturday or Sunday, or (ii) any other day on which national banking associations or state banking institutions in Houston and Fort Worth, Texas, Mason, Ohio or New York, New York are authorized or obligated by law, executive order or governmental decree to be closed.

                  "CALLED PRINCIPAL" shall mean, with respect to any Class A Certificate, the principal of such Class A Certificate that is to be prepaid.

                  "DISCOUNTED VALUE" shall mean, with respect to the Called Principal of any Class A Certificate, the amount obtained by discounting all Remaining Scheduled Payments from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Class A Certificates is payable) equal to the Reinvestment Yield with respect to such Called Principal.

                  "MAKE-WHOLE AMOUNT" shall mean, with respect to any Class A Certificate, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Class A Certificate over the amount of such Called Principal; provided, however, that the Make-Whole Amount may in no event be less than zero.

                  "REINVESTMENT YIELD" shall mean, with respect to the Called Principal of any Class A Certificate, the yield to maturity implied by
         (i) the yields reported, as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as Government Yield Monitor (the "MONITOR") on the Bloomberg Service for actively traded U.S. Treasury securities having a maturity closest to the Remaining Average Life of such Called Principal as of such Settlement Date (See EXHIBIT "B" for an example of this Monitor), or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable, the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15
         (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the actively traded U.S. Treasury security with the duration closest to and greater than the Remaining Average Life and
         (2) the actively traded U.S. Treasury security with the duration closest to and less than the Remaining Average Life.

                  "REMAINING AVERAGE LIFE" shall mean, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into
         (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

                  "REMAINING SCHEDULED PAYMENTS" shall mean, with respect to the Called Principal of any Class A Certificate, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Class A Certificates, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date.

                  "SETTLEMENT DATE" shall mean, with respect to the Called Principal of any Class A Certificate, September 4, 2001, or such other date on which the Called Principal is to be prepaid.

         2. SALE AND PURCHASE. Purchaser hereby agrees to repurchase and Seller hereby agrees to sell on the Settlement Date all of the Class A Certificates owned by Seller at a price equal to the Purchase Price (as defined below), and Seller hereby agrees to present, convey and surrender all of its Class A Certificates to Purchaser, on and subject to the terms and conditions as set forth in the Pooling and Servicing Agreement, the Supplement and this Agreement.

         3. PURCHASE PRICE. The purchase price (the "PURCHASE PRICE") to be paid for the Class A Certificates will be calculated in a manner intended to result in a price which provides the Seller with a yield equivalent to the yield which the Seller would have realized had the Seller not sold the Class A Certificates. The Purchase Price payable to the Seller will equal the sum of the principal, accrued interest and Make-Whole Amount, as determined in a format similar to EXHIBIT "A".


         4. DELIVERY.

              (g) Delivery of and payment for the Class A Certificates shall be made at the office of the Trustee, at 11:00 a.m. (Central Standard time) on the Settlement Date, or at such other place and time as shall be agreed upon by Purchaser and Seller.

              (h) On the Settlement Date, payment shall be made to Seller in same-day funds by wire transfer to such account or accounts as Seller shall specify prior to the Settlement Date or by such other means as the parties hereto agree prior to the Settlement Date.

              (i) Upon presentation, surrender and delivery by the Seller of all Class A Certificates owned by Seller, the Trustee will retire the Class A Certificates.


         5. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         6. LEGAL FEES. seller and Purchaser shall each pay their respective attorney's fees.

         7. ENTIRE AGREEMENT. This Agreement (including all exhibits hereto) contains the entire agreement between Seller and Purchaser, and no oral statements or prior written matter not specifically incorporated herein shall be of any force and effect.

         8. SEVERABILITY. In case any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

         9. HEADINGS. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of this Agreement.

         10. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original but all of such counterparts shall together constitute one and the same instrument.

         IN WITNESS WHEREOF, this Agreement is executed as of the Effective
Date.


                  SELLER:         ALLSTATE INSURANCE COMPANY


                                  By: /s/ MARJORIE L. ANDERSON
                                     -------------------------------------------
                                     Marjorie L. Anderson


                                  ALLSTATE LIFE INSURANCE COMPANY


                                  By: /s/ MARJORIE L. ANDERSON
                                     -------------------------------------------
                                     Marjorie L. Anderson



                  PURCHASER:      PIER 1 FUNDING, L.L.C.,
                                  a Delaware limited liability company

                                  By:    PIER 1 IMPORTS (U.S.), INC.,
                                         a Delaware corporation,
                                         its sole member

                                         By: /s/ CHARLES H. TURNER
                                            ------------------------------------
                                            Charles H. Turner
                                            Senior Vice President and
                                            Chief Financial Officer